UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2005
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Washington                 000-15540                 91-1223535
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


               332 SW Everett Mall Way, Everett, Washington 98204
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 514-0700
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 21, 2005, the Corporation released earnings information for the second quarter ended June 30, 2005. The press release includes information regarding interest income on a taxable equivalent basis, or TE. TE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the net interest margin for comparative purposes.

Exhibit No.        Description
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    99             Press release dated July 21, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2005
                                               FRONTIER FINANCIAL CORPORATION

                                                     By: /s/ Michael J. Clementz
                                                         -----------------------
                                                             Michael J. Clementz
                                                     Its:    President & CEO